                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2002


                                 SPX CORPORATION

             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-6498                38-1016240
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                        13515 Ballantyne Corporate Place
                         Charlotte, North Carolina 28277
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (704) 752-4400

Item 5. Other Events.

     On August 28, 2002, we issued the press releases filed as Exhibits 99.1 and
99.2 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release issued August 28, 2002 announcing SPX Board Approval of Two-for-One Stock Split.

     99.2 Press Release issued August 28, 2002 announcing SPX Board Authorization of New Share Repurchase Program.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPX CORPORATION

                                         By: /s/ Christopher J. Kearney
                                         --------------------------------------
                                         Christopher J. Kearney
                                         Vice President, Secretary, and General
                                         Counsel

Date: August 28, 2002

                                  EXHIBIT INDEX

Exhibit
Number                           Description
-------                          -----------
99.1  Press Release issued August 28, 2002 announcing SPX Board Approval of
      Two-for One Stock Split.

99.2  Press Release issued August 28, 2002 announcing SPX Board Authorization of
      New Share Repurchase Program.

                                       E-1